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                                                                   EXHIBIT 10.6

                             LEASE SUPPLEMENT NO. 1

                  THIS LEASE SUPPLEMENT NO. 1 (this "Lease Supplement") dated as of July 22, 1998, between HANOVER EQUIPMENT TRUST 1998A, a Delaware business trust, as lessor (the "Lessor"), and HANOVER COMPRESSOR COMPANY, a Delaware corporation, as lessee (the "Lessee").

                  WHEREAS, the Lessor is the owner of the Equipment described on
Schedule I hereto (the "Leased Equipment") and wishes to lease the same to the Lessee;

                  NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  1. Definitions; Rules of Usage. For purposes of this Lease Supplement, capitalized terms used herein and not otherwise herein shall have the meanings assigned to them in Annex A to the Participation Agreement, dated as of July 22, 1998, among the Lessee, the Lessor, the Investors, the Agent, and the Lenders, as it may be amended, supplemented or otherwise modified from time to time.

                  2. The Equipment. Attached hereto as Schedule I is the description of the Leased Equipment. Effective upon the execution and delivery of this Lease Supplement by the Lessor and the Lessee, the Leased Equipment shall be subject to the terms and provisions of the Lease.

                  3. Ratification. Except as specifically modified hereby, the terms and provisions of the Lease are hereby ratified and confirmed and remain in full force and effect.

                  4. Original Lease Supplement. The single executed original of this Lease Supplement marked "THIS COUNTERPART IS THE ORIGINAL EXECUTED COUNTERPART" on the signature page thereof and containing the receipt of the Agent therefor on or following the signature page thereof shall be the Original Executed Counterpart of this Lease Supplement (the "Original Executed Counterpart"). To the extent that this Lease Supplement constitutes chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest in this Lease Supplement may be created through the transfer or possession of any counterpart other than the Original Executed Counterpart.

                  5. GOVERNING LAW. THIS LEASE HAS BEEN DELIVERED IN, AND SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.

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                  6. Counterpart Execution. This Lease Supplement may be
executed in any number of counterparts and by each of the parties hereto in separate counterparts, all such counterparts together constituting but one and the same instrument.

                  7. Recordation. The Lessor and the Lessee agree that a memorandum of this Lease Supplement No. 1 shall be recorded at the Lessee's sole cost and expense as required by the Lease.


                  IN WITNESS WHEREOF, the parties have caused this Lease Supplement No. 1 be duly executed and delivered as of the date first above written.







                                         HANOVER COMPRESSOR COMPANY


                                         By: /s/  CURTIS BEDRICH
                                             ----------------------------------
                                               Name:  Curtis Bedrich
                                               Title: Treasurer


                                         By:   Wilmington Trust Company,
                                               not in its individual capacity
                                               but solely as Trustee


                                         By: /s/  DONALD G. MACKELCAN
                                             ----------------------------------
                                               Name:  Donald G. MacKelcan
                                               Title: Assistant Vice President


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                  Receipt of this original counterpart of the foregoing Lease
Supplement is hereby acknowledged on this 22nd day of July, 1998.







                                         THE CHASE MANHATTAN BANK, as the Agent
                                         for the Lenders


                                         By: /s/  PETER M. LING
                                             ----------------------------------
                                               Name:    Peter M. Ling
                                               Title:   Vice President